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                                                                    Exhibit 23.5




                                                               February 28, 2000





     I consent to being named as a person about to become a director of Real Media, Inc. in Amendment No. 1 to the Registration Statement on Form S-1 of Real Media, Inc. being filed on the date written above.






                                            /s/ Heinz Wagli
                                            ------------------------
                                                Heinz Wagli